Exhibit 99.2

BANKFINANCIAL CORPORATION

FOURTH QUARTER 2010

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform with the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2010				2009
PERFORMANCE MEASUREMENTS:	IVQ	IIIQ	IIQ	IQ	IVQ

Return on assets (ratio of net income (loss) to average total assets) (1)	(1.40)%	0.19%	(0.07)%	0.18%	(0.41)%
Return on equity (ratio of net income (loss) to average equity) (1)	(8.41)	1.13	(0.44)	1.08	(2.40)
Net interest rate spread (1)	3.41	3.25	3.30	3.48	3.38
Net interest margin (1)	3.57	3.45	3.53	3.73	3.67
Efficiency ratio	104.71	89.65	84.81	86.42	89.95
Noninterest expense to average total assets (1)	4.00	3.35	3.14	3.25	3.57
Average interest-earning assets to average interest-bearing liabilities	123.30	122.26	122.10	122.57	123.82
Number of full service offices	18	18	18	18	18
Employees (full time equivalents)	328	327	338	352	372

	2010				2009
SUMMARY STATEMENT OF OPERATIONS:	IVQ	IIIQ	IIQ	IQ	IVQ

Total interest income	$15,448	$15,892	$16,451	$17,145	$17,980
Total interest expense	2,442	3,138	3,677	3,929	4,483

Net interest income before provision	13,006	12,754	12,774	13,216	13,497
Provision for loan losses	8,148	419	2,665	851	4,193

Net interest income	4,858	12,335	10,109	12,365	9,304
Noninterest income	1,903	1,958	1,812	1,455	2,135
Noninterest expense	15,611	13,190	12,370	12,678	14,061

Income (loss) before income tax	(8,850)	1,103	(449)	1,142	(2,622)
Income tax expense (benefit)	(3,378)	366	(161)	426	(1,026)

Net income (loss)	$(5,472)	$737	$(288)	$716	$(1,596)

Basic earnings (loss) per common share	$(0.28)	$0.04	$(0.01)	$0.04	$(0.08)

Diluted earnings (loss) per common share	$(0.28)	$0.04	$(0.01)	$0.04	$(0.08)

	2010				2009
NONINTEREST INCOME AND EXPENSE:	IVQ	IIIQ	IIQ	IQ	IVQ

Noninterest Income:
Deposit service charges and fees	$679	$776	$792	$773	$869
Other fee income	452	482	500	434	450
Insurance commissions and annuities income	227	234	179	135	234
Gain on sales of loans, net	184	202	68	47	175
Gain (loss) on sales of securities	-	-	31	-	(988)
Loss on disposition of premises and equipment	-	(2)	(17)	-	(35)
Loan servicing fees	137	143	154	170	162
Amortization and impairment of servicing assets	(64)	(90)	(78)	(243)	(17)
Earnings on bank owned life insurance	144	115	92	79	60
Other	144	98	91	60	1,225

Total noninterest income	$1,903	$1,958	$1,812	$1,455	$2,135

Noninterest Expense:
Compensation and benefits	$5,993	$6,583	$6,552	$7,211	$7,285
Office occupancy and equipment	1,247	1,723	1,609	1,801	1,845
Advertising and public relations	437	321	303	216	399
Information technology	958	893	961	921	915
Supplies, telephone, and postage	438	391	406	361	453
Amortization of intangibles	392	399	399	405	417
Loss on impairment of securities	-	-	-	-	-
Nonperforming asset management	1,898	821	355	268	471
Operations of other real estate owned	2,784	554	500	134	788
FDIC insurance premiums	519	520	532	555	461
Other	945	985	753	806	1,027

Total noninterest expenses	$15,611	$13,190	$12,370	$12,678	$14,061

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2010				2009
	IVQ	IIIQ	IIQ	IQ	IVQ
SUMMARY STATEMENT OF FINANCIAL CONDITION

ASSETS:
Cash and due from other financial institutions	$18,097	$12,855	$13,618	$13,934	$20,355
Interest-bearing deposits in other financial institutions	202,713	248,857	205,666	161,897	87,843
Securities, at fair value	120,747	78,272	84,688	94,447	102,126
Loans held-for-sale	2,716	3,051	212	-	-
Loans receivable, net	1,050,766	1,098,505	1,123,949	1,152,385	1,218,540
Other real estate owned and other real estate owned in process	14,622	11,158	8,929	6,882	4,084
Stock in Federal Home Loan Bank, at cost	15,598	15,598	15,598	15,598	15,598
Premises and equipment, net	32,495	32,934	33,575	34,305	34,614
Intangible assets	25,266	25,658	26,057	26,456	26,861
Bank owned life insurance	20,581	20,437	20,322	20,230	20,151
FDIC prepaid expense	4,845	5,315	5,785	6,268	6,777
Income tax receivable	1,749	515	9,057	9,108	11,729
Deferred taxes, net	9,333	6,726	6,735	6,160	6,561
Other assets	11,127	10,539	11,448	10,984	11,724

Total assets	$1,530,655	$1,570,420	$1,565,639	$1,558,654	$1,566,963

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Deposits	$1,235,377	$1,260,694	$1,253,259	$1,231,971	$1,233,395
Borrowings	23,749	29,275	35,566	48,092	50,784
Other liabilities	18,244	20,906	17,417	14,882	19,181

Total liabilities	1,277,370	1,310,875	1,306,242	1,294,945	1,303,360
Stockholders’ equity	253,285	259,545	259,397	263,709	263,603

Total liabilities and stockholders’ equity	$1,530,655	$1,570,420	$1,565,639	$1,558,654	$1,566,963

	2010				2009
DEPOSITS:	IVQ	IIIQ	IIQ	IQ	IVQ

Non-interest-bearing demand	$112,549	$99,648	$103,602	$101,284	$108,308
Savings deposits	98,894	97,757	97,907	99,107	96,107
Money market accounts	341,048	357,557	357,078	336,089	322,126
Interest-bearing NOW accounts	302,812	296,537	294,157	290,929	303,219
Certificates of deposit – Retail	379,975	405,999	390,635	390,587	388,871
Certificates of deposit – Wholesale	99	3,196	9,880	13,975	14,764

Total certificates of deposit	380,074	409,195	400,515	404,562	403,635

Total deposits	$1,235,377	$1,260,694	$1,253,259	$1,231,971	$1,233,395

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2010				2009
LOANS:	IVQ	IIIQ	IIQ	IQ	IVQ

One-to-four family residential real estate loans	$256,300	$267,800	$276,440	$283,556	$289,623
Multi-family mortgage loans	296,916	306,509	305,519	308,268	329,227
Nonresidential real estate loans	281,987	293,197	306,993	307,816	316,607
Construction and land loans	18,398	17,583	18,477	26,186	32,577
Commercial loans	64,679	74,621	72,716	70,420	88,067
Commercial leases	151,107	154,254	158,990	169,633	176,821
Consumer loans	2,182	2,484	2,263	2,394	2,539

Total loans	1,071,569	1,116,448	1,141,398	1,168,273	1,235,461
Net deferred loan origination costs	1,377	1,474	1,520	1,628	1,701
Allowance for loan losses	(22,180)	(19,417)	(18,969)	(17,516)	(18,622)

Loans, net	$1,050,766	$1,098,505	$1,123,949	$1,152,385	$1,218,540

	2010				2009
CREDIT QUALITY RATIOS:	IVQ	IIIQ	IIQ	IQ	IVQ
Nonperforming Assets:

Nonaccrual loans:
One-to-four family residential real estate loans	$10,059	$9,180	$10,788	$9,064	$11,453
Multi-family mortgage loans	13,228	18,287	16,405	13,033	13,961
Nonresidential real estate loans	12,428	9,858	9,511	10,810	11,074
Construction and land loans	6,139	6,139	6,948	6,948	8,841
Commercial loans	3,766	4,715	4,508	4,110	4,160
Commercial leases	72	72	-	-	-
Consumer loans	3	3	3	-	-

Nonaccrual loans	45,695	48,254	48,163	43,965	49,489

Other real estate owned:
One-to-four family residential real estate	2,770	2,571	1,462	1,254	601
Multi-family real estate	2,486	1,418	2,649	1,958	976
Nonresidential real estate	5,835	1,590	1,815	2,056	1,416
Land	1,745	1,405	1,583	1,614	1,091

Other real estate owned	12,836	6,984	7,509	6,882	4,084

Other real estate owned in process:
One-to-four family residential real estate	245	1,105	117	-	-
Multi-family real estate	-	615	-	-	-
Nonresidential real estate	1,541	1,573	1,303	-	-
Land	-	881	-	-	-

Other real estate owned in process	1,786	4,174	1,420	-	-

Nonperforming assets	$60,317	$59,412	$57,092	$50,847	$53,573

Asset Quality Ratios:
Nonperforming assets to total assets	3.94%	3.78%	3.65%	3.26%	3.42%
Nonaccrual loans to total loans	4.26	4.32	4.22	3.76	4.01
Allowance for loan losses to nonaccrual loans	48.54	40.24	39.39	39.84	37.63
Allowance for loan losses to total loans	2.07	1.74	1.66	1.50	1.51
Net charge-off ratio (1)	1.96	(0.01)	0.42	0.66	0.80

(1) Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2010				2009
ALLOWANCE FOR LOAN LOSSES:	IVQ	IIIQ	IIQ	IQ	IVQ

Beginning balance	$19,417	$18,969	$17,516	$18,622	$16,923
Provision for loan losses	8,148	419	2,665	851	4,193
Loans charged off	(5,504)	(570)	(1,241)	(1,974)	(2,573)
Recoveries	119	599	29	17	79

Ending balance	$22,180	$19,417	$18,969	$17,516	$18,622

	2010				2009
SELECTED AVERAGE BALANCES:	IVQ	IIIQ	IIQ	IQ	IVQ

Total average assets	$1,559,424	$1,576,186	$1,574,013	$1,559,221	$1,573,800
Total average interest-earning assets	1,446,151	1,468,442	1,452,835	1,437,236	1,458,026
Average loans	1,099,919	1,116,574	1,153,960	1,194,313	1,245,601
Average securities	80,837	78,751	88,017	96,778	103,141
Average stock in FHLB	15,598	15,598	15,598	15,598	15,598
Average other interest-earning assets	249,797	257,519	195,260	130,547	93,686
Total average interest-bearing liabilities	1,172,904	1,201,045	1,189,847	1,172,612	1,177,492
Average interest-bearing deposits	1,146,141	1,170,022	1,146,869	1,122,434	1,109,892
Average borrowings	26,763	31,023	42,978	50,178	67,600
Average stockholders’ equity	260,192	260,073	264,043	264,739	266,542

	2010				2009
SELECTED YIELDS AND COST OF FUNDS (1):	IVQ	IIIQ	IIQ	IQ	IVQ

Total average interest-earning assets	4.24%	4.29%	4.54%	4.84%	4.89%
Average loans	5.24	5.30	5.36	5.45	5.36
Average securities	3.73	4.08	4.15	4.22	4.22
Average other interest-earning assets	0.25	0.25	0.25	0.25	0.25

Total average interest-bearing liabilities	0.83	1.04	1.24	1.36	1.51
Average interest-bearing deposits	0.80	1.00	1.20	1.31	1.46
Average borrowings	1.94	2.29	2.27	2.42	2.41

Net interest rate spread	3.41	3.25	3.30	3.48	3.38
Net interest margin	3.57	3.45	3.53	3.73	3.67

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2010				2009
CAPITAL RATIOS:	IVQ	IIIQ	IIQ	IQ	IVQ

BankFinancial Corporation:
Equity to total assets (end of period)	16.55%	16.53%	16.57%	16.92%	16.82%
Tangible equity to tangible total assets (end of period)	14.74	15.01	15.15	15.40	15.26

Risk-based total capital ratio	21.51	21.71	21.44	21.10	20.06
Risk-based tier 1 capital ratio	20.33	20.54	20.31	20.00	18.97
Tier 1 leverage ratio	14.73	15.01	15.16	15.41	15.27

BankFinancial FSB:
Risk-based total capital ratio	18.38	18.56	18.06	17.41	16.40
Risk-based tier 1 capital ratio	17.20	17.39	16.94	16.32	15.31
Tier 1 leverage ratio	12.48	12.70	12.74	12.67	12.44

	2010				2009
COMMON STOCK AND DIVIDENDS:	IVQ	IIIQ	IIQ	IQ	IVQ

Stock Prices:
Close	$9.75	$9.17	$8.31	$9.17	$9.90
High	9.90	9.38	9.99	10.16	10.40
Low	9.06	8.12	8.28	9.01	9.07

Book value per share	$12.02	$12.32	$12.32	$12.31	$12.31
Tangible book value per share	$10.82	$11.11	$11.08	$11.08	$11.05

Cash dividends declared and paid on common stock	$0.07	$0.07	$0.07	$0.07	$0.07

Stock repurchases	$-	$-	$3,124	$-	$-
Stock repurchases – shares	-	-	356,411	-	-

	2010				2009
EARNINGS PER SHARE COMPUTATIONS:	IVQ	IIIQ	IIQ	IQ	IVQ

Net income (loss)	$(5,472)	$737	$(288)	$716	$(1,596)

Average common shares outstanding	21,062,368	21,059,966	21,301,212	21,416,377	21,416,377
Less: Unearned ESOP shares	(1,399,056)	(1,423,724)	(1,457,047)	(1,488,018)	(1,512,499)
Unvested restricted stock shares	(89,131)	(106,850)	(106,850)	(108,650)	(197,672)

Weighted average common shares outstanding	19,574,181	19,529,392	19,737,315	19,819,709	19,706,206
Plus: Dilutive common shares equivalents	-	57,542	-	-	-

Weighted average dilutive common shares outstanding	19,574,181	19,586,934	19,737,315	19,819,709	19,706,206

Number of anti-dilutive stock options excluded from the diluted earnings per share calculation	2,287,553	2,298,603	2,320,803	2,322,603	2,322,603
Weighted average exercise price of anti-dilutive options	$16.52	$16.51	$16.51	$16.51	$16.51

Basic earnings (loss) per common share	$(0.28)	$0.04	$(0.01)	$0.04	$(0.08)

Diluted earnings (loss) per common share	$(0.28)	$0.04	$(0.01)	$0.04	$(0.08)

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non-GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non-GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non-GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non-GAAP financial measures may differ from similar non-GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.

These measures include core return on assets, core return on equity, core dilutive earnings (loss) per share, core operating expense to average total assets, and core efficiency ratio. Management also believes that by excluding equity-based compensation expense, amortization of intangibles expenses, loss on sale of our Freddie Mac preferred stocks, loss on impairment of securities, gain on sale of merchant processing operations, and the FDIC special assessment from other noninterest income and expense, these ratios and earnings (loss) per share better reflect our core operating performance.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

FOR THE QUARTERS AND YEARS MONTH PREIODS

ENDED DECEMBER 31, 2010 AND 2009

	Three months ended December 31,		Year ended ended December 31,
	2010	2009	2010	2009
Core operating income: (loss)
Net loss	$(5,472)	$(1,596)	$(4,307)	$(738)

Adjustments:
Equity-based compensation	735	682	2,650	3,038
Amortization of intangibles	392	417	1,595	1,690
Loss (gain) on sales of securities	-	988	-	988
Loss on impairment of securities	-	-	-	401
Gain on sale of merchant processing operations	-	(1,300)	-	(1,300)
FDIC special assessment	-	-	-	700
Tax effect on adjustments assuming 39.745% tax rate	(448)	(313)	(1,687)	(2,193)

Core operating income (loss)	$(4,793)	$(1,122)	$(1,749)	$2,586

Return on assets (ratio of net income to average total assets) (1)	(1.41)%	(0.41)%	(0.28)%	(0.05)%
Core return on assets (ratio of core operating income to average total assets) (1)	(1.23)%	(0.29)%	(0.11)%	0.17%

Return on equity (ratio of net income (loss) to average equity) (1)	(8.41)%	(2.40)%	(1.64)%	(0.28)%
Core return on equity (ratio of core operating income (loss) to average equity)(1)	(7.37)%	(1.68)%	(0.67)%	0.97%

Diluted earnings (loss) per common share	$(0.28)	$(0.08)	$(0.22)	$(0.04)
Core dilutive earnings (loss) per common share	$(0.24)	$(0.06)	$(0.09)	$0.13

Core operating expenses:
Noninterest expenses	$15,611	$14,061	$53,849	$52,731
Adjustments:
Equity-based compensation	(735)	(682)	(2,650)	(3,038)
Amortization of intangibles	(392)	(417)	(1,595)	(1,690)
Loss on impairment of securities	-	-	-	(401)
FDIC special assessment	-	-	-	(700)

Core operating expenses	$14,484	$12,962	$49,604	$46,902

Noninterest expense to average total assets (1)	4.00%	3.57%	3.45%	3.36%
Core operating expense to average total assets (1)	3.72%	3.30%	3.17%	2.99%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	104.71%	89.95%	91.46%	86.74%
Core efficiency ratio (ratio of core operating expense to net interest income plus core noninterest income)	97.15%	84.61%	84.25%	77.55%

(1) Annualized for the three-month periods.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

	2010				2009
FOR THE LATEST FIVE QUARTERS	IVQ	IIIQ	IIQ	IQ	IVQ

Core operating income (loss)
Net income (loss)	$(5,472)	$737	$(288)	$716	$(1,596)
Adjustments:
Equity-based compensation	735	688	595	632	682
Amortization of intangibles	392	399	399	405	417
Loss on sales of Freddie Mac preferred stocks	-	-	-	-	988
Loss on impairment of securities	-	-	-	-	-
Gain on sale of merchant processing operations	-	-	-	-	(1,300)
Tax effect on adjustments assuming 39.745% tax rate	(448)	(432)	(395)	(412)	(313)

Core operating income (loss)	$(4,793)	$1,392	$311	$1,341	$(1,122)

Return on assets (ratio of net income (loss) to average total assets) (1)	(1.41)%	0.19%	(0.07)%	0.18%	(0.41)%
Core return on assets (ratio of core operating income (loss) to average total assets) (1)	(1.23)%	0.35%	0.08%	0.34%	(0.29)%

Return on equity (ratio of net income (loss) to average equity)(1)	(8.41)%	1.13%	(0.44)%	1.08%	(2.40)%
Core return on equity (ratio of core operating income (loss) to average equity) (1)	(7.37)%	2.14%	0.47%	2.03%	(1.68)%

Diluted earnings (loss) per common share	$(0.28)	$0.04	$(0.01)	$0.04	$(0.08)
Core diluted earnings (loss) per common share	$(0.24)	$0.07	$0.02	$0.07	$(0.06)

Core operating expense:
Noninterest expense	$15,611	$13,190	$12,370	$12,678	$14,061
Adjustments:
Equity-based compensation	(735)	(688)	(595)	(632)	(682)
Amortization of intangibles	(392)	(399)	(399)	(405)	(417)

Core operating expense	$14,484	$12,103	$11,376	$11,641	$12,962

Noninterest expense to average total assets (1)	4.00%	3.35%	3.14%	3.25%	3.57%
Core operating expense to average total assets (1)	3.72%	3.07%	2.89%	2.99%	3.30%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	104.71%	89.65%	84.81%	86.42%	89.95%
Core efficiency ratio (ratio of core operating expense to net interest income plus core noninterest income)	97.15%	82.27%	77.99%	79.35%	84.61%

(1)	Annualized for the three-month periods.